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                                                                   Exhibit 10.34


                        BROADVIEW NETWORKS HOLDINGS, INC.
                            (a Delaware corporation)

                            ------------------------

                          2000 LONG-TERM INCENTIVE PLAN
                            ------------------------


                                   SECTION 1.
                               PURPOSE OF THE PLAN

     (a) Purpose.  The purpose of the Broadview Networks Holdings, Inc. 2000
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Long-Term Incentive Plan (the "Plan") is to (i) further the growth and success of Broadview Networks Holdings, Inc. (the "Company") and any entity in which the Company holds a controlling interest (its "Subsidiaries") by enabling directors and employees of, and independent consultants and contractors to, the Company and any of its Subsidiaries to acquire shares of the common stock, $.01 par value per share (the "Common Stock"), of the Company, thereby increasing their personal interest in such growth and success, and (ii) provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. For purposes of the Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f) of the Internal Revenue Code of 1986 (the "Code").

     (b) Participation.  Subject to the terms and conditions of the Plan, the
         -------------
Committee (as defined in Section 2) shall determine and designate from time to
                         ---------
time, from among the "Eligible Individuals" those persons who will be granted one or more Awards under the Plan and thereby become "Participants" in the Plan. For purposes of the Plan, the term "Eligible Individual" shall mean any employee or director (including directors who are not employees of the Company or a Subsidiary (a "Non-Employee Director")) of the Company or a Subsidiary, and any consultant or other person providing services to the Company or a Subsidiary.

     (c) Effective Date.  Subject to the approval of the shareholders of the
         --------------
Company at the Company's 2000 annual meeting of its shareholders, the Plan shall be effective as of February 3, 2000 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on the approval of the Plan by the shareholders of the Company at such annual meeting. The Plan shall be of unlimited duration and, in the event of Plan termination shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the tenth anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into prior to such ten-year anniversary).
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                                   SECTION 2.
                                 ADMINISTRATION

     (a) Administration.  So long as the Company is subject to Section 16 of the
         --------------
Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered by a committee (the "Committee") selected by the Board and shall consist of not fewer than two members of the Board or such greater number as may be required for compliance with Rule 16b-3 issued under the Exchange Act, none of whom shall be eligible to receive Awards under the Plan except as provided in subsection 4(c).

     (b) Powers of Committee.  The authority to manage and control the operation
         -------------------
and administration of the Plan shall be vested in the Committee, subject to the following:

               (i) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select which Eligible Individuals will receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and to cancel or suspend Awards.

               (ii) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to "Performance-Based Compensation" (as that term is used in Section 162(m)(4)(C) of the Code), and to take such action, establish such procedures, and impose such restrictions at the time such Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

               (iii) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any agreements made pursuant to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

               (iv) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

          (c) Delegation by Committee.  Except to the extent prohibited by
              -----------------------
applicable law or the rules of any stock exchange or NASDAQ (if appropriate), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

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          (d) Information to be Furnished to Committee.  The Company and
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Subsidiaries shall furnish the Committee such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to an employee's or Participant's employment (or other provision of services), termination of employment (or cessation of the provision of services), leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee consider desirable to carry out the terms of the Plan.

          (e) Liability and Indemnification of Committee.  No member or
              ------------------------------------------
authorized delegate of the Committee shall be liable to any person for any action taken or omitted in connection with the administration of the Plan unless attributable to his own fraud or willful misconduct; nor shall the Company or any Subsidiary be liable to any person for any such action unless attributable to fraud or willful misconduct on the part of an employee of the Company of any Subsidiary. The Committee, the individual members thereof, and persons acting as the authorized delegates of the Committee under the Plan, shall be indemnified by the Company against any and all liabilities, losses, costs and expenses (including legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Committee or its members or authorized delegates by reason of the performance of a Committee function if the Committee or its members or authorized delegates did not act dishonestly or in willful violation of the law or regulation under which such liability, loss, cost or expense arises. This indemnification shall not duplicate but may supplement any coverage available under any applicable insurance.

                                   SECTION 3.
                       SHARES OF STOCK SUBJECT TO THE PLAN

          (a) Character of Shares. The shares of Common Stock with respect to
              -------------------
which Awards may be made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

          (b) Number of Shares. Subject to the following provisions of this
              ----------------
Section 3, the maximum number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) 5,200,000 shares of Common Stock; and (ii) any shares of Common Stock that are represented by Awards granted under the Plan which are forfeited, expire or are canceled without delivery of shares of Common Stock or which result in the forfeiture of the shares of Common Stock back to the Company.

               (x) To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such

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          shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

               (y) If the Price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

     (c)  Limitations.  The following additional maximums are imposed under the
          -----------
Plan.

               (i) The maximum number of shares of Common Stock that may be issued by Options intended to be ISOs (as defined in Section 4) shall
                                                               ---------
          be 5,200,000 shares.

               (ii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 4 or 5 (relating to
                                                    ---------    -
          Options and SARs) shall be 1,500,000 shares during any one calendar-year period. If an Option is in tandem with an SAR, such that the exercise of the Option or SAR with respect to a share of Common Stock cancels the tandem SAR or Option right, respectively, with respect to such share, the tandem Option and SAR rights with respect to each share of Common Stock shall be counted as covering but one share of Common Stock for purposes of applying the limitations of this paragraph (ii).

               (iii) The maximum number of shares of Common Stock that may be issued in conjunction with Awards granted pursuant to Section 6
                                                                ---------
          (relating to Share Awards) shall be 1,000,000 shares.

               (iv) For Restricted Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)), no more than 1,000,000 shares of Common Stock may be subject to such Awards granted to any one individual during any one-calendar-year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.


                                   SECTION 4.
                                    OPTIONS

     (a) General.  Options granted under the Plan may be either "incentive stock
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options" ("ISOs"), intended to qualify as such under the provisions of Section
422 of the Code, or non-qualified stock options ("NSOs"). Options granted to employees of the Company or any of its Subsidiaries shall be, in the discretion of the Committee, either ISOs or NSOs, and Options granted to independent consultants or directors of the Company or any of its Subsidiaries shall in all events

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be NSOs. Unless the context otherwise requires, any ISO or NSO shall hereinafter be referred to as an "Option". Notwithstanding anything contained in this subsection (a) to the contrary, no ISO may be granted under the Plan to an employee who owns, directly or indirectly (within the meaning of Sections 422(b)(6) and 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent, if any, or any of its Subsidiaries, unless (A) the Option Price (as defined in subsection (d) below) for the shares of Common Stock subject to such ISO is fixed at not less than 110% of the Fair Market Value of such shares on the date of grant and (B) such ISO by its terms is not exercisable after the expiration of five years from the date it is granted.

     (b) Eligibility.  The Committee shall designate the Participants to whom
         -----------
Options are to be granted under this Section and shall determine the number of shares subject to each such Option; provided, however, that the entire Board
                                    --------  -------
shall make such determinations with respect to Non-Employee Directors. If the Committee grants ISOs, to the extent required by Section 422 of the Code, the ISO shall not be considered an ISO to the extent that the aggregate Fair Market Value on the date of grant of such ISO of all stock with respect to which ISOs are exercisable for the first time by such Optionee during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000.

     (c) Price.  The determination and payment of the purchase price of a share
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under each Option granted under this Section shall be subject to the following:

               (i) The price (the "Option Price") at which each share of Common Stock subject to an Option granted under the Plan may be purchased shall be determined by the Committee at the time the Option is granted; provided, however, that in the case of an ISO, such Option
                      --------  -------
          Price shall in no event be less than 100% of the Fair Market Value of such share of Common Stock on the date of grant.

               (ii) Subject to the following provisions of this subsection, the full purchase price of each share purchased upon the exercise of any Option shall be paid at the time of such exercise (or such later date as may be permitted by the Committee in the case of a cashless exercise) and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

               (iii) The purchase price shall be payable in cash or by tendering shares by actual delivery or attestation (valued at Fair Market Value as of the day of exercise) that have been held by the Participant at least six months, or in any combination thereof, as determined by the Committee.

               (iv) Subject to the requirement of Section 422 of the Code, for purposes of the Plan, the "Fair Market Value" of shares of the Common Stock shall be equal to:

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                    (A) if such shares are publicly traded, (x) the closing
               price, if applicable, or the average of the last bid and asked prices on the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, in the over-the-counter market as reported by NASDAQ or (y) if the Common Stock is then traded on a national securities exchange, the average of the high and low prices on the date of grant or, if lower, the average of the daily closing prices (or the means between the last bid and asked prices for days on which no sales took place) of the 30 business days immediately preceding the date of grant, on the principal national securities exchange on which such security is so traded; or

                    (B) if there is no public trading market for such shares,
               the fair market value of such shares on the date of grant as determined by the Committee, without regard in respect to any such determination for any discount, including, without limitation, for the fact that such share is held by a minority stockholder, that there is no public market for the stock or, if there were a public market for such stock, such stock would be "restricted" as defined under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), after taking into consideration all other factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arms' length. Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to this paragraph shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse.

                    (C) For purposes of determining the Fair Market Value of
               shares that are sold pursuant to a cashless exercise program, Fair Market Value shall be the price at which such shares are sold.

     (d) Exercise.  Except as otherwise expressly provided in the Plan, an
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Option granted under subsection (b) above shall be exercisable in accordance with the following terms of this subsection:

               (i) Each such Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and for such number of shares subject to the Option, as shall be determined by the Committee and set forth in the Option Agreement evidencing such Option. Subject to the proviso of the immediately preceding sentence, if an Option is not at the time of grant immediately exercisable, the Committee may (A) in the Option Agreement evidencing such Option, provide for the acceleration of the exercise date or dates of the subject Option

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

          upon the occurrence of specified events and/or (B) at any time prior to the complete termination of an Option, accelerate the exercise date or dates of such Option.

               (ii) No Option may be exercised by a Participant after the Expiration Date (as defined in subsection (g) below) applicable to that Option.

               (iii) If Optioned Shares acquired by exercise of an ISO granted under this Plan are disposed of within two years following the date of grant of the ISO or one year following the issuance of the Optioned Shares to the Optionee (a "Disqualifying Disposition"), the holder of the Optioned Shares shall, immediately prior to such Disqualifying Disposition, notify the Company in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Company may reasonably require.

     (e) Post-Exercise Limitations.  The Committee, in its discretion, may
         -------------------------
impose such restrictions on shares acquired pursuant to the exercise of an Option as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, share ownership by the Participant and such other factors as the Committee determines to be appropriate.

     (f) Expiration Date.  The "Expiration Date" with respect to an Option
         ---------------
granted pursuant to subsection (b) above means the date established as the Expiration Date by the Committee at the time of the grant; provided, however,
                                                           -----------------
that unless determined otherwise by the Committee, the Expiration Date with respect to any Option shall not be later than the earliest to occur of:

               (i) the tenth anniversary of the date on which such Option is granted or, in the case of any ISO granted to a person described in subsection (a) above, the fifth anniversary of the date on which such ISO is granted;

               (ii) the expiration of three months from the date that the Optionee ceased to be an employee of the Company or any of its Subsidiaries (other than as a result of death, permanent and total disability (within the meaning of Section 22(e)(3) of the Code) or Termination for Cause (as defined below)); provided, however, that if the Optionee shall die during such three-month period, the time of termination of the unexercised portion of such Option shall be the expiration of six months from the date that such Optionee ceased to be an employee or director of, or independent consultant or contractor to, the Company or any of its Subsidiaries;

               (iii) the expiration of six months from the date that the Optionee ceased to be an employee of the Company or any of its Subsidiaries, if such termination is due to such Optionee's death or permanent and total disability;

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

               (iv) except to the extent permitted by subsection 8(e), the date on which an Option or any part thereof or right or privilege relating thereto is transferred (otherwise than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the Optionee; and

               (v) if the Optionee is an employee of the Company, upon Termination for Cause.

          The Committee shall have the power to determine what constitutes a Termination For Cause for purposes of the Plan and the date upon which such Termination For Cause shall occur. All such determinations shall be final and conclusive and binding upon the Optionee. Anything contained in the Plan to the contrary notwithstanding, unless otherwise provided in an Option Agreement, no Option granted under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or one of its Subsidiaries), so long as such Optionee continues to be an employee or director of, or independent consultant or contractor to, the Company or one of its Subsidiaries.


                                   SECTION 5.
                           STOCK APPRECIATION RIGHTS

          (a) Definition.  Subject to the terms of this Section 5, a "Stock
              ----------
Appreciation Right" ("SAR") granted under the Plan entitles the Participant to receive, in cash or Common Stock (as determined in accordance with subsection
(d)), value equal to all or a portion of the excess of: (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise; over (ii) a specified price which shall not be less than 100% of the Fair Market Value of the Common Stock at the time the SAR is granted, or, if granted in tandem with an Option, the exercise price with respect to shares under the tandem Option.

          (b) Eligibility.  Subject to the provisions of the Plan, the Committee
              -----------
shall designate the Participants to whom SARs are to be granted under the Plan, shall determine the exercise price or a method by which the price shall be established with respect to each such SAR, and shall determine the number of shares of Common Stock on which each SAR is based. A SAR may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. If a SAR is granted in connection with an Option then, in the discretion of the Committee, the SAR may, but need not, be granted in tandem with the Option.

          (c) Exercise.  The exercise of SARs shall be subject to the following:
              --------

                     (i) If a SAR is not in tandem with an Option, then the SAR shall be exercisable in accordance with the terms established by the Committee in connection with such rights, and may include, without limitation, conditions relating to

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

              completion of a specified period of service, achievement of performance standards prior to exercise of the SARs, or achievement of objectives relating to Common Stock ownership by the Participant. However, except as otherwise expressly provided in the Plan, no SAR subject to this Section may be exercised by a Participant after the Expiration Date applicable to that SAR.

                     (ii) If a SAR is in tandem with an Option, then the SAR
              shall be exercisable at the time the tandem Option is exercisable. The exercise of a SAR will result in the surrender of the corresponding rights under the tandem Option.

          (d) Settlement of Award.  Upon the exercise of a SAR, the value to be
              -------------------
distributed to the Participant, in accordance with subsection (a) above, shall be distributed in shares of Common Stock (valued at their Fair Market Value at the time of exercise), in cash or in a combination thereof, in the discretion of the Committee.

          (e) Post-Exercise Limitations.  The Committee, in its discretion, may
              -------------------------
impose such restrictions on shares of Common Stock acquired pursuant to the exercise of a SAR as it determines to be desirable, including, without limitation, restrictions relating to disposition of the shares and forfeiture restrictions based on service, performance, ownership of Common Stock by the Participant, and such other factors as the Committee determines to be appropriate.

          (f) Expiration Date.  If a SAR is in tandem with an Option, then the
              ---------------
"Expiration Date" for the SAR shall be the Expiration Date for the related Option. If a SAR is not in tandem with an Option, then the "Expiration Date" for the SAR shall be the date established as the Expiration Date by the Committee; provided, however, that subject to the following provisions of this subsection (f), the Expiration Date with respect to any SAR shall not be later than the earliest to occur of:

                     (i) the ten-year anniversary of the date on which the SAR is granted;

                     (ii) if the Participant's date of Termination occurs by reason of death or permanent and total disability, the six-month anniversary of such date of Termination;

                     (iii) if the Participant's date of Termination occurs by
              reason other than death, permanent and total disability or Termination for Cause, the three-month anniversary of such date of Termination; and

                     (iv) If the Participant's date of Termination occurs for reasons of Cause, such date of Termination.

                                   SECTION 6.
                                  SHARE AWARDS

          (a) Definition.  Subject to the terms of this Section, a Share Award
              ----------
under the Plan is a grant of shares to a Participant, the earning, vesting or distribution of which is subject to one or more conditions established by the Committee. Such conditions may relate to events (such as performance or continued employment) occurring before or after the date the Share Award is granted, or the date the shares are earned by, vested in or delivered to the Participant. If the vesting of Share Awards is subject to conditions occurring after the date of grant, the period beginning on the date of grant of a Share Award and ending on the vesting or forfeiture of such shares (as applicable) is referred to as the "Restricted Period". Share Awards may provide for delivery of the shares of Shares at the time of grant or may provide for a deferred delivery date. A Share Award may, but need not, be made in conjunction with a cash-based incentive compensation program maintained by the Company and may, but need not, be in lieu of cash otherwise awardable under such program.

          (b) Eligibility.  The Company shall designate the Participants to whom
              -----------
Share Awards are to be granted and the number of shares that are subject to each such Award.

          (c) Terms and Conditions of Awards.  Share Awards granted to
              ------------------------------
Participants under the Plan shall be subject to the following terms and conditions:

               (i) Beginning on the date of grant (or, if later, the date of distribution) of shares comprising a Share Award, and including any applicable Restricted Period, the Participant as owner of such shares shall have the right to vote such shares.

               (ii) Payment of dividends with respect to Share Awards shall be subject to the following:

                    (A) On and after the date that a Participant has a fully
               earned and vested right to the shares comprising a Share Award and the shares have been distributed to the Participant, the Participant shall have all dividend rights (and other rights) of a shareholder with respect to such shares.

                    (B) Prior to the date that a Participant has a fully earned and vested right to the shares comprising a Share Award, the Committee, in its sole discretion, may award Dividend Rights with respect to such shares.

                    (C) On and after the date that a Participant has a fully
               earned and vested right to the shares comprising a Share Award, but before the shares have been distributed to the Participant, the Participant shall be entitled to Dividend Rights with respect to such shares, at the time and in the form determined by the Committee.

                    (D) A "Dividend Right" with respect to shares comprising a
               Share Award shall entitle the Participant, as of each dividend payment date, to an amount equal to the dividends payable with respect to a share multiplied by the number of such shares. Dividend Rights shall be settled in cash or in shares valued at Fair Market Value as of the date of settlement, as determined by the Committee, shall be payable at the time determined by the Committee and shall be subject to such other terms and conditions as the Committee may determine.

                                   SECTION 7.
                                  ADJUSTMENTS

     (a) Changes in Capital Structure.  Subject to subsection (b) below, if the
         ----------------------------
Common Stock is changed by reason of a stock split, reverse stock split, stock dividend or capitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Committee shall make such adjustments in the number and class of shares of stock with respect to which Awards may be granted under the Plan as shall be equitable and appropriate in order to make such Awards, as nearly as may be practicable, equivalent to such Awards immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to Options and SARs, and the Option Price of each Option or portion thereof outstanding at the time of such change shall likewise be made. Notwithstanding anything contained in the Plan to the contrary, in the case of ISOs, no adjustment under this subsection (a) shall be appropriate if such adjustment (i) would constitute a modification, extension or renewal of such ISO within the meaning of Section 422 and 424 of the Code, and the regulations promulgated by the Treasury Department thereunder, or (ii) would, under Section 422 of the Code and the regulations promulgated by the Treasury Department thereunder, be considered as the adoption of a new plan requiring stockholder approval.

     (b) Corporate Transactions.  The following rules shall apply in connection
         ----------------------
with the dissolution or liquidation of the Company, a reorganization, merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the assets of the Company to another person or entity (a "Corporate Transaction"):

               (i) each holder of an Option or a SAR outstanding at such time shall be given (A) written notice of such Corporate Transaction at least 20 days prior to its proposed effective date (as specified in such notice) and (B) an opportunity, during the period commencing on the delivery date of such notice and ending 10 days prior to the proposed effective date of such transaction, to exercise the Option or SAR to the full extent to which such Option or SAR would have been exercisable by the Optionee at the expiration of such 20-day period;

          provided, however, that upon the occurrence of a Corporate Transaction
          --------  -------
          for which shareholders of the Company receive cash, all Awards granted under the Plan shall become nonforfeitable; and
          provided, further, all Options and SARs granted under the Plan and not
          -----------------
          so exercised shall automatically terminate; and

               (ii) notwithstanding anything contained in the Plan to the contrary, paragraph (i) shall not be applicable if provision shall be made in connection with such Corporate Transaction for the assumption of outstanding Options and SARs by, or the substitution for such Options and SARs of new options and SARs covering the stock of, the surviving successor or purchasing corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number, kind and option prices of shares subject to such Options and SARs;

          provided, however, that in the case of ISOs, the Board shall, to the
          --------  -------
          extent not inconsistent with the best interests of the Company or its Subsidiaries (such best interests to be determined in good faith by the Board in its sole discretion), use its best efforts to ensure that any such assumption or substitution will not constitute a modification, extension or renewal of the ISOs within the meaning of
          Section 424(h) of the Code and the regulations promulgated by the Treasury Department thereunder.

     (c) Special Rules.  The following rules shall apply in connection with
         -------------
subsection (a) and (b) above:

               (i) no fractional shares shall be issued as a result of any such adjustment, and any fractional shares resulting from the computations pursuant to subsection (a) or (b) shall be eliminated without consideration from the respective Options;

               (ii) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional shares of Common Stock or other securities; and

               (iii) any adjustments referred to in subsection (a) or (b) shall be made by the Committee in its sole discretion and shall be conclusive and binding on all persons holding Options granted under the Plan.

                                   SECTION 8.
                                   OPERATION

     (a) Limit on Distribution.  Distribution of shares or other amounts under
         ---------------------
the Plan shall be subject to the following:

              (i) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity.

          (ii) In the case of a Participant who is subject to Section 16(a) and 16(b) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Award to such Participant, or any feature of any such Award, as the Committee, in its sole discretion, deems necessary or desirable to comply with Section 16(a) or 16(b) and the rules and regulations thereunder or to obtain any exemption therefrom.

          (iii) To the extent that the Plan provides for issuance of certificates to reflect the transfer of shares, the transfer of such shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

     (b) Performance-Based Compensation.  To the extent that the Committee
         ------------------------------
determines that it is necessary or desirable to conform any Awards under the Plan with the requirements applicable to "Performance-Based Compensation", it may, at or prior to the time an Award is granted, take such steps and impose such restrictions with respect to such Award as it determines to be necessary to satisfy such requirements including, without limitation:

          (i) The establishment of performance goals that must be satisfied prior to the payment or distribution of benefits under such Awards.

          (ii) The submission of such Awards and performance goals to the Company's shareholders for approval and making the receipt of benefits under such Awards contingent on receipt of such approval.

          (iii) Providing that no payment or distribution be made under such Awards unless the Committee certifies that the goals and the applicable terms of the Plan and Agreement reflecting the Awards have been satisfied.

     To the extent that the Committee determines that the foregoing requirements relating to Performance-Based Compensation do not apply to Awards under the Plan because the Awards constitute Options or SARs, the Committee may, at the time the Award is granted, conform the Awards to alternative methods of satisfying the requirements applicable to Performance-Based Compensation.

     (c) Withholding.  All Awards and other payments under the Plan are subject
         -----------
to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Committee, through the surrender of shares which the Participant already owns or to which a Participant is otherwise entitled under the Plan; provided, however, previously-owned shares that have been held by the Participant less than six months or shares to which the Participant is entitled under the Plan may only be used to satisfy the minimum tax withholding required by applicable law.

     (d) Transferability.  Awards under the Plan are not transferable except as
         ---------------
designated by the Participant by will or by the laws of descent and distribution or, to the extent provided by the Committee, pursuant to a qualified domestic relations order (within the meaning of the Code and applicable rules thereunder). To the extent that the Participant who receives an Award under the Plan has the right to exercise such Award, the Award may be exercised during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing provisions of this subsection, the Committee may permit Awards under the Plan to be transferred to or for the benefit of the Participant's family (including, without limitation, to a trust or partnership for the benefit of a Participant's family), subject to such procedures as the Committee may establish. In no event shall an ISO be transferable to the extent that such transferability would violate the requirements applicable to such Option under Code section 422.

     (e) Notices.  Any notice or document required to be filed with the
         -------
Committee under the Plan will be properly filed if delivered or mailed by registered mail, postage prepaid, to the Committee, in care of the Company or the Subsidiary, as applicable, at its principal executive offices. The Committee may, by advance written notice to affected persons, revise such notice procedure from time to time. Any notice required under the Plan (other than a notice of election) may be waived by the person entitled to notice.

     (f) Form and Time of Elections.  Unless otherwise specified herein, each
         --------------------------
election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     (g) Agreement With Company.  At the time of an Award to a Participant under
         ----------------------
the Plan, the Committee may require a Participant to enter into an agreement with the Company (the "Agreement"), in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe.

     (h) Limitation of Implied Rights.
         ----------------------------

          (i) Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the amounts, if any, payable under the Plan, unsecured by any assets of the Company and any Subsidiary. Nothing contained in the Plan shall constitute a guarantee by the Company or any Subsidiary that the assets of such companies shall be sufficient to pay any benefits to any person.

          (ii) The Plan does not constitute a contract of employment, and selection as a Participant will not give any employee or advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a shareholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of such rights and shares are registered in his name.

     (i) Evidence.  Evidence required of anyone under the Plan may be by
         --------
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     (j) Action by Company or Subsidiary.  Any action required or permitted to
         -------------------------------
be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board or (except to the extent prohibited by applicable law or the rules of any stock exchange) by a duly authorized officer of the Company.

     (k) Gender and Number.  Where the context admits, words in any gender shall
         -----------------
include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     (l) Applicable Law.  The provisions of the Plan shall be construed in
         --------------
accordance with the laws of the State of Delaware, without giving effect to choice of law principles.

                                   SECTION 9.
                               AMENDMENT OF PLAN

     The Board may at any time prior modify and amend the Plan in any respect; provided, however, that the approval of the holders of a majority of the votes that may be cast by all of the holders of shares of capital stock of the Company, if any, entitled to vote thereon shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the Securities Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.



As adopted by the Board of Directors of Broadview Networks Holdings, Inc. as of February 3, 2000.